Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of July 18, 2016 (this “Second Amendment”), among Overseas Shipholding Group, Inc., a Delaware corporation (“Holdings”), OSG International, Inc., a Marshall Islands corporation (the “Administrative Borrower”), OIN Delaware LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Administrative Borrower, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Holdings, the Borrowers, the other Loan Parties, the lenders party thereto from time to time (each, a “Lender” and, collectively, the “Lenders”), the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended by that certain First Amendment to Credit Agreement and Security Agreement, dated as of June 3, 2015, as further amended by this Second Amendment and as may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Holdings, the Borrowers, the other Loan Parties and the Lenders party hereto desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

SECTION I.       Amendments to the Credit Agreement. On the Second Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as set forth in this Section I:

1.         The definition of “Holdings” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Holdings” shall have the meaning assigned to such term in the preamble hereto; provided, however, that, if clause (ii)(A) of OIN Spinoff Conditions is applicable, from and after the OIN Spinoff, the term “Holdings” instead shall refer to New Holdings.

2.         The definition of “OIN Spinoff” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“OIN Spinoff” shall mean a dividend or other distribution by Holdings to its shareholders of at least 25% of the Equity Interests of either (x) New Holdings (to the extent that clause (ii)(A) of the definition of OIN Spinoff Conditions is applicable) or (y) the Administrative Borrower (to the extent that clause (ii)(B) of the definition of OIN Spinoff Conditions is applicable).

3.         The definition of “OIN Spinoff Conditions” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“OIN Spinoff Conditions” shall mean (i) immediately before and after giving effect to the OIN Spinoff, no Default shall have occurred and be continuing, (ii) immediately prior to the consummation of the OIN Spinoff, either (A) (I) Holdings shall have (x) formed a new holding company that is organized under the laws of one of the states of the United States or another jurisdiction reasonably acceptable to the Administrative Agent (“New Holdings”) and (y) contributed all of the Equity Interests of the Administrative Borrower to New Holdings, (II) New Holdings (x) shall own 100% of the Equity Interests of the Administrative Borrower and (y) shall have become a Guarantor hereunder and shall have pledged all of the Equity Interests of the Administrative Borrower and all intercompany loans held by it of the Administrative Borrower or any of its Subsidiaries pursuant to the Holdings Pledge Agreement and (III) the Administrative Agent, the Collateral Agent and the respective Loan Parties (including New Holdings) shall have entered into such amendments to this Agreement (including an amendment and restatement hereof) and the other Loan Documents (without the further consent of any Lender) to reflect the foregoing and to make such other technical changes to this Agreement and the other Loan Documents in connection therewith, or (B) (I) the Administrative Borrower shall have (x) formed a new Wholly Owned Restricted Subsidiary that is organized under the laws of the Republic of the Marshall Islands  or another jurisdiction outside the United States that is reasonably acceptable to the Administrative Agent (“New Subsidiary HoldCo”) and (y) contributed substantially all of the assets of the Administrative Borrower (including all of the Equity Interests held by the Administrative Borrower in any of its Subsidiaries) and substantially all of the liabilities (excluding the Obligations) of the Administrative Borrower (in each case, other than immaterial or non-operational assets and/or liabilities reasonably acceptable to the Administrative Agent) to New Subsidiary HoldCo (provided that (i) the Administrative Borrower shall only be obligated to use commercially reasonable efforts to transfer the Equity Interests issued to the Administrative Borrower by OSG Nakilat Corporation and Tankers International LLC to New Subsidiary Holdco, in each case, to the extent that the consent of one or more third parties is required to effect any such transfer and (ii) the Administrative Borrower shall be afforded a reasonable period of time after the OIN Spinoff before third party cash payments shall be required to be directed to Controlled Accounts of New Subsidiary Holdco as opposed to Controlled Accounts of the Administrative Borrower), (II) (x) the Administrative Borrower shall own 100% of the Equity Interests of New Subsidiary HoldCo and shall have pledged all of the Equity Interests of New Subsidiary HoldCo and all intercompany loans held by it of New Subsidiary HoldCo pursuant to the Security Documents and (y) New Subsidiary HoldCo shall have become a Guarantor hereunder and shall have pledged all of its assets (other than Excluded Collateral) as Collateral pursuant to the Security Documents and (III) the Administrative Agent, the Collateral Agent and the respective Loan Parties (including New Subsidiary HoldCo) shall have entered into such amendments to this Agreement (including an amendment and restatement hereof) and the other Loan Documents (without the further consent of any Lender) to reflect the foregoing and to make such other technical changes to this Agreement and the other Loan Documents in connection therewith (including, without limitation, amendments (A) to reflect the holding company status of the Administrative Borrower and restrict certain transfers of assets to, and certain fundamental changes affecting, the Administrative Borrower, (B) to require that the Administrative Borrower at all times shall own 100% of the Equity Interests of New Subsidiary HoldCo, (C) to include additional restrictions on fundamental changes affecting New Subsidiary Holdco, (D) to reflect that the Administrative Borrower is a public company without a parent holding company and (E) to release Holdings from (i) the Guarantee and Holdings’ obligations under the Credit Agreement and (ii) to the extent that Holdings no longer owns an Equity Interest in the Administrative Borrower, the Holdings Pledge Agreement) and (iii) simultaneously with the consummation of the OIN Spinoff, Holdings shall have (x) set aside in an escrow account established by Holdings on terms, and pursuant to arrangements, reasonably satisfactory to the Administrative Agent cash in an aggregate amount of not less than the sum of (1) all accrued and unpaid interest on the Existing OSG Notes through the date of the consummation of the OIN Spinoff and (2) all interest expense that will accrue under the respective Existing OSG Notes from the date of the consummation of the OIN Spinoff through the maturity of the respective Existing OSG Notes (it being understood and agreed that, to the extent that Holdings distributes less than 100% of the Equity Interests in either New Holdings (to the extent that clause (ii)(A) above is applicable) or the Administrative Borrower (to the extent that clause (ii)(B) above is applicable) to its shareholders, such escrow arrangements may not be amended, modified or otherwise waived without the consent of the Administrative Agent) and (y) distributed at least 25% of the Equity Interests in either New Holdings (to the extent that clause (ii)(A) above is applicable) or the Administrative Borrower (to the extent that clause (ii)(B) above is applicable) to its shareholders; provided that, for the avoidance of doubt, if all other OIN Spinoff Conditions are met, the Administrative Agent and the Collateral Agent shall enter into such amendments to this Agreement (including an amendment and restatement hereof) and the other Loan Documents as contemplated above without unreasonable delay.

SECTION II.    Effectiveness. This Second Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied:

1.         the Administrative Agent shall have received copies of signature pages to this Second Amendment, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Administrative Agent, the Loan Parties and the Required Lenders;

2.         (a) no Default shall have occurred and be continuing on the Second Amendment Effective Date or would occur after giving effect to this Second Amendment and (b) both immediately before and after giving effect to this Second Amendment, each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);

3.         the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered to the Administrative Agent an executed counterpart of this Second Amendment on or prior to 12:00 noon, New York City time, on July 15, 2016, a fee in an aggregate amount equal to 0.10% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Second Amendment Effective Date and (ii) the Revolving Commitment of such Lender as in effect on the Second Amendment Effective Date; and

4.         the Borrower shall have paid to the Administrative Agent and its Affiliates, all costs, fees and expenses (including legal fees and expenses of White & Case LLP) owing in connection with this Second Amendment and the other Loan Documents to the extent invoiced (in the case of costs and expenses) at least one Business Day prior to the Second Amendment Effective Date.

SECTION III.    Miscellaneous Provisions.

1.         Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this Second Amendment shall not be deemed a waiver or modification of any other term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

2.         This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.

3.         THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS”, AS SET FORTH IN SECTION 11.09 OF THE CREDIT AGREEMENT, ARE INCORPORATED HEREIN BY THIS REFERENCE.

4.         From and after the date hereof, (a) all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby, and (b) this Second Amendment shall be deemed to constitute a “Loan Document” for all purposes of the Credit Agreement.

[Remainder of page left intentionally blank.]

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

OVERSEAS SHIPHOLDING GROUP, INC., as Holdings and a Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

OSG International, Inc., as the Administrative Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

OIN DELAWARE LLC, as the Co-Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

1372 TANKER CORPORATION
AFRICA TANKER CORPORATION
ANDROMAR LIMITED
CABO SOUNION LIMITED
CARIBBEAN TANKER CORPORATION
DELTA AFRAMAX CORPORATION
EIGHTH AFRAMAX TANKER CORPORATION
EPSILON AFRAMAX CORPORATION
FIRST UNION TANKER CORPORATION
FRONT PRESIDENT INC.
OIN CHARTERING, INC.
KYTHNOS CHARTERING CORPORATION
MAPLE TANKER CORPORATION
OAK TANKER CORPORATION
OCEANIA TANKER CORPORATION
OSG CLEAN PRODUCTS INTERNATIONAL, INC.
OVERSEAS SHIPPING (GR) LTD
REYMAR LIMITED
ROSALYN TANKER CORPORATION
ROSEMAR LIMITED
SAKURA TRANSPORT CORP.
SERIFOS TANKER CORPORATION
SIFENOS TANKER CORPORATION
SIXTH AFRAMAX TANKER CORPORATION
THIRD UNITED SHIPPING CORPORATION
TOKYO TRANSPORT CORP.,
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

ALCESMAR LIMITED
ALCMAR LIMITED
AMALIA PRODUCT CORPORATION
AMBERMAR PRODUCT CARRIER
CORPORATION
ANTIGMAR LIMITED
ARIADMAR LIMITED
ATALMAR LIMITED
ATHENS PRODUCT TANKER
CORPORATION
AURORA SHIPPING CORPORATION
BATANGAS TANKER CORPORATION
CABO HELLAS LIMITED
CARL PRODUCT CORPORATION
CONCEPT TANKER CORPORATION
GOLDMAR LIMITED
JADEMAR LIMITED
KIMOLOS TANKER CORPORATION
LEYTE PRODUCT TANKER
CORPORATION,
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

LUXMAR PRODUCT TANKER CORPORATION
MAREMAR PRODUCT TANKER
CORPORATION
MILOS PRODUCT TANKER
CORPORATION
MINDANAO TANKER
CORPORATION
PEARLMAR LIMITED
PETROMAR LIMITED
RICH TANKER CORPORATION
RUBYMAR LIMITED
SAMAR PRODUCT TANKER
CORPORATION
SHIRLEY AFRAMAX CORPORATION SILVERMAR LIMITED SKOPELOS PRODUCT TANKER CORPORATION
STAR CHARTERING CORPORATION URBAN TANKER CORPORATION VIEW TANKER CORPORATION,
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

OSG LIGHTERING LLC,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

OSG SHIP MANAGEMENT (UK) LTD,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:
Title:

MAJESTIC TANKERS
CORPORATION
SEVENTH AFRAMAX TANKER
CORPORATION,
each, as a Subsidiary Guarantor

By:	/s/ David M. Siever
Name:	David M. Siever
Title:	Vice President

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

JEFFERIES FINANCE LLC, as
Administrative Agent

By:	/s/ J Paul McDonnell
Name:	J Paul McDonnell
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACAS CLO 2012-1, Ltd.

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACAS CLO 2013-1, Ltd.

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACAS CLO 2014-1, Ltd.

By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACAS CLO 2014-2, Ltd.

By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACE Bermuda Insurance Ltd

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACE Tempest Reinsurance Ltd

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACIS CLO 2013-1 LTD.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACIS CLO 2013-2 LTD

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACIS CLO 2014-3, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACIS CLO 2014-4, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACIS CLO 2014-5, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ACIS CLO 2015-6, Ltd

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Active Portfolios Multi-Manager Total Return Bond

By: TCW Investment Management Company, acting solely as its investment manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

AIMCO CLO, Series 2014-A

By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Jerry D. Zinkula
Jerry D. Zinkula
Authorized Signatory

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

AIMCO CLO, Series 2015-A

By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Jerry D. Zinkula
Jerry D. Zinkula
Authorized Signatory

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Aon Hewitt Group Trust - High Yield Plus Bond Fund

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Arrowpoint CLO 2014-3, LTD.

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Arrowpoint CLO 2015-4, Ltd.

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ATRIUM VIII

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Avery Point II CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Avery Point IV CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Avery Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

BA/CSCREDIT 1 LLC

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Bandera Strategic Credit Partners I, LP

By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Benefit Street Partners Capital Opportunity Fund SPV LLC

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Benefit Street Partners CLO III, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Benefit Street Partners CLO IV, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Benefit Street Partners CLO V, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Benefit Street Partners CLO VI, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Benefit Street Partners CLO VII, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Black Diamond CLO 2012-1 Ltd.

BY: Black Diamond CLO 2012-1 Adviser, L.L.C. As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Black Diamond CLO 2013-1 Ltd.

By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Black Diamond CLO 2014-1 Ltd.

By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Black Diamond CLO 2016-1 Ltd.

By: Black Diamond CLO 2016-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Blue Cross of California

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Longhorn Credit Funding, LLC

By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Canyon Capital CLO 2012-1 Ltd.

BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Canyon Capital CLO 2014-1, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Canyon Capital CLO 2014-2, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Canyon Capital CLO 2015-1, LTD.

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Canyon Capital CLO 2016-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Catholic Health Initiatives Master Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Cavalry CLO II

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Cavalry CLO III, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Cavalry CLO IV, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Cavalry CLO V, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CHI Operating Investment Program L.P.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Citi Loan Funding GT 12 LLC

By: Citibank, N.A.,

By:	/s/ Jennifer Guinn
Name:	Jennifer Guinn
Title:	Associate Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Community Insurance Company

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CORBIN OPPORTUNITY FUND, L.P.

By: Corbin Capital Partners, L.P., as investment manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CORNELL UNIVERSITY

By:	/s/ Brian Lanktree
Name:	Brian Lanktree
Title:	Principal - Head Trader, Glendon Capital Management L.P.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Covenant Credit Partners CLO I, Ltd.

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Covenant Credit Partners CLO II, Ltd.

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CREDIT SUISSE HIGH YIELD BOND FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CVP Cascade CLO-1 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CVP Cascade CLO-2 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

CVP Cascade CLO-3 Ltd.

By: CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Figueroa CLO 2013-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

FIGUEROA CLO 2013-2, LTD

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Figueroa CLO 2014-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Blue Shield of California

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin CLO VI, Ltd.

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Muir, Woods CLO, Ltd.

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Nebraska Investment Council

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Commonwealth Fixed Interest Fund 17

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Strategic Series-Franklin Strategic Income Fund

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Strategic Income Fund (Canada)

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

By:	/s/ Alex Guang Yu
Name:	ALEX GUANG YU
Title:	AUTHORISED SIGNATORY

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Franklin Investors Securities Trust – Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name:	MADELINE LAM
Title:	VICE PRESIDENT

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Geveran Investments Limited

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

GoldenTree Loan Opportunities IX, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Google Inc.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

GT Loan Financing I, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Highland Floating Rate Opportunities Fund

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Senior Fund Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Highland Loan Master Fund, L.P.

By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

HYFI LOAN FUND

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ICE 3: GLOBAL CREDIT CLO LIMITED

BY: ICE CANYON LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

ICE Global Credit CLO Limited

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Janus US High Yield Fund

By: Janus Capital Fund Plc

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Janus High-Yield Fund

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	VP Investment Operations

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Janus Multi Sector Income Fund

Craig Brown

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	VP Investment Operations

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

JFIN CLO 2012 LTD

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

JFIN CLO 2013 LTD

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

JFIN CLO 2014 LTD

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

JFIN REVOLVER CLO 2014 LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J Paul McDonnell
Name:	J Paul McDonnell
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

JFIN REVOLVER CLO 2015 II LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J Paul McDonnell
Name:	J Paul McDonnell
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Kaiser Foundation Hospitals

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Kaiser Permanente Group Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR CLO 10 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR CLO 11 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR CLO 12 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR CLO 13 Ltd.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR CLO 14 Ltd.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR CLO 9 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR FINANCIAL CLO 2012-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR FINANCIAL CLO 2013-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR FINANCIAL CLO 2013-2, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

By:	/s/ Paul J. Loomis
Name:	Paul J. Loomis
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Liberty Mutual Insurance

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Senior Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Liberty Mutual Retirement Plan Master Trust, as Assignee

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Loomis Sayles Loan Fund, a series Trust of Multi Manager Global Investment Trust

By Loomis, Sayles & Company, L.P. its Investment Manager,

By Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Loomis Sayles Senior Floating Rate & Fixed Income Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Los Angeles County Employees Retirement Association

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

MADISON PARK FUNDING IX, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

MADISON PARK FUNDING XIV, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Maryland State Retirement and Pension System

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

MidOcean Credit CLO I

By:	/s/ Michael Apfel
Name:	Michael Apfel
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

MidOcean Credit CLO II

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name:	Michael Apfel
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

MidOcean Credit CLO III

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name:	Michael Apfel
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

MidOcean Credit CLO IV

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name:	Michael Apfel
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Mt. Whitney Securities, LLC

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

NewMark Capital Funding 2013-1 CLO Ltd.

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

NewMark Capital Funding 2014-2 CLO Ltd

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

NHIT: Senior Floating Rate and Fixed Income Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Oaktree CLO 2014-1 Ltd.

BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Oaktree CLO 2014-2 Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OFSI Fund V, Ltd.

By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Sean C. Kelley
Name:	SEAN C. KELLEY
Title:	DIRECTOR

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OFSI Fund VI, Ltd.

By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Sean C. Kelley
Name:	SEAN C. KELLEY
Title:	DIRECTOR

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OFSI Fund VII, Ltd.

By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Sean C. Kelley
Name:	SEAN C. KELLEY
Title:	DIRECTOR

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM Funding, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM Funding II, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM Funding III, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM Funding IV, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM Funding V, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM VI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM VII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM VIII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM IX, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

OZLM XI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Peaks CLO I, Ltd.

By: Arrowpoint Asset Management, LLC as Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB

By: Highland Capital Management, L.P., As Investment Manger

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

PK-SSL Investment Fund Limited Partnership

BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

PONTUS HOLDINGS LTD.

By:	/s/ Russell F. Bryant
Name:	Russell F. Bryant
Title:	Chief Financial Officer
Quadrant Capital Advisors, Inc.
Investment Advisor to Pontus Holdings Ltd.

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

QUALCOMM Global Trading Pte. Ltd.

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Race Point IX CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Race Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Race Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Race Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Race Point X CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Redwood Opportunity Master Fund, LTD.

By: Redwood Capital Management, its Investment Manager

By:	/s/ Ruben Kliksberg
Name:	Ruben Kliksberg
Title:	Authorized Signatory

[By:
Name:
Title:] [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

RIMROCK HIGH INCOME PLUS (MASTER) FUND

By: Rimrock Capital, as its investment manager

By:	/s/ Santino Blumetti
Name:	Santino Blumetti
Title:	Managing Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

San Francisco City and County Employees' Retirement System

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Sankaty Managed Account (TCCC), L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Sankaty Rio Grande FMC, L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Sankaty Senior Loan Fund (SRI), L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Sankaty Senior Loan Fund Public Limited Company

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Solus Senior High Income Fund LP

By:	Solus Alternative Asset Management LP Its Investment Advisor

By:	/s/ Christopher Pucillo
Name:	Christopher Pucillo
Title:	President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By: authority delegated to the New Mexico State Investment Office

By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Steele Creek CLO 2014-1, LTD.

BY: Steele Creek Investment Management LLC

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Steele Creek CLO 2015-1, LTD.

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Steele Creek CLO 2016-1, Ltd.

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Sunsuper Pooled Superannuation Trust

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

City of New York Group Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

THE EATON CORPORATION MASTER RETIREMENT TRUST

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

The Western and Southern Life Insurance Company

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Trimark Advantage Bond Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Advantage Bond Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Trimark Floating Rate Income Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Floating Rate Income Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Invesco Corporate Class Inc.(for its Trimark Global Balanced Class, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Global Balanced Class (of Invesco Corporate Class Inc.)

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Trimark Global Balanced Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Global Balanced Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Trimark Global High Yield Bond Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Global High Yield Bond Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

UBS AG, Stamford Branch

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Variable Portfolio - TCW Core Plus Bond Fund

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title: [1]	Managing Director

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture IX CDO, Limited

BY: its investment advisor, MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture X CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

VENTURE XII CLO, Limited

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

VENTURE XIII CLO, Limited

BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

VENTURE XIV CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

VENTURE XIX CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

VENTURE XV CLO, Limited

By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

VENTURE XVI CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture XVIII CLO, Limited

By: its investment advisor, MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture XXII CLO Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Wells Fargo Multi-Sector Income Fund

by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Wells Fargo Strategic Income Fund

by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title: [1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

Western Alliance Bank

By:	/s/ Roham Medifar
Name:	Roham Medifar
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

York CLO 1 Ltd

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

York CLO 2 Ltd

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, the Lenders party thereto AND JEFFERIES FINANCE LLC, AS administrative agent

York CLO 3 Ltd

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to Second Amendment to OIN Credit Agreement (2016)]